UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2010

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

53189

March 31, 2010

FPA Capital Fund, Inc.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2010. Your Fund's net asset value (NAV) per share closed at $35.16. Income dividends of $0.03 and $0.002 per share were paid on July 7 and December 18, 2009 to holders of record on June 30 and December 11. No distributions from capital gains were made during the year.

The following table shows the average annual total return for several different periods ended on that date for the Fund calculated at net asset value (NAV) and net of the maximum sales charge of 5.25% of the offering price. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost and prior performance does not guarantee future results. Additional performance information is provided on page 7.

	Periods Ended March 31, 2010 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	6/30/1984 Inception
FPA Capital Fund, Inc. (NAV )	73.84%	4.72%	9.31%	12.76%	14.25%	15.15%
FPA Capital Fund, Inc. (Net of Sales Charge)	64.71%	3.60%	8.72%	12.36%	13.94%	14.91%
Lipper Mid-Cap Value Fund Average	64.92%	3.43%	7.26%	9.52%	9.59%	NA
Russell 2000	62.76%	3.36%	3.68%	8.02%	8.93%	9.42%
Russell 2500	65.71%	4.05%	4.83%	9.67%	10.51%	11.32%
Standard & Poor's 500 Stock Index	49.77%	1.92%	(0.65)%	7.75%	8.66%	10.92%

The Fund's six-month total return calculated at NAV for the period ended March 31, 2010 was 12.12%. This compares with total returns of 13.74% for the Lipper Mid-Cap Value Fund Average, 13.06% for the Russell 2000, 14.76% for the Russell 2500 and 11.76% for the S&P 500. For the year ended 2009, these same comparisons are 53.78% for FPA Capital Fund at NAV, 37.29% for the Lipper Mid-Cap Value Fund average, 27.17% and 34.39% for the Russell 2000 and 2500, and 26.46% for the S&P 500.

While we are disappointed in modestly underperforming the benchmark in this most recent six month period, we recognized very early this year that the large gap in our outperformance for most of 2009 might narrow this year. Clearly, the Fund's cash position acted as a drag on performance in the period, but our rigorous valuation discipline dictates what stocks we own and how much we own of those stocks that meet our strict investment philosophy. Cash is simply a residual of investment opportunity. That is, the more opportunity we see to deploy capital, the less cash we will have as a percent of the total assets of the portfolio.

Commentary

Being a loyal value investor is generally a lonely endeavor. That is, liquidity typically rises as bullish sentiments prevail and valuations become rich. On the other hand, when investors' fear levels rise and valuations plummet, those with liquidity and a keen eye toward great values are in a position to purchase attractive securities at bargain-basement prices. This has been our modus operandi for decades and partially explains the excess returns we have produced over the years. We do not intend to change our stripes and cast away our strategy just because we lag behind the market in the short run, whether it be one quarter, one year, or even a couple of years.

LETTER TO SHAREHOLDERS

Depending on which major index one reviews, the market has been on a remarkable run over the last fourteen months, and is up roughly 80% from the March 2009 low. For example, the S&P 500 dropped to 666 in March 2009 and as of this writing that index is now 1,200. Some indices have not performed as well as the S&P 500, while others are up over 100% during the same time period.

In the short run, say over a few quarters or a couple of years, the stock market tends to move with the predominant sentiment of that time. A little over a year ago the market was consumed with the scary prospect of a total financial collapse of our capital markets, and many stocks declined 60-80% from the prior highs. Today, the market is moving higher as if that dreadful event was not possible and a brighter economic future is preordained. These two extremes are both unlikely.

In the long run, say over three years or more, stock prices and the market move primarily based on the strength or weakness of a company's profits and cash flow. As a company exhibits an ability to achieve good returns over a full economic cycle, investors will bid up the share prices of these companies because of their intrinsic value. Poor performance over time will relegate these companies to the cellar for a time-out, and generally result in a depressed valuation.

Our investment strategy is not to focus on and invest in the current winners of the market, but rather to find industry leaders that have recently underperformed and are loitering in the bargain basement. In a unidirectional market move upward, similar to what we are currently experiencing, it is a challenge for us to find great values and deploy capital. However, we will continue to build the portfolio one stock at a time and focus on industry leaders, with a history of good returns, a strong balance sheet and management team, and companies that are cheap on an absolute value basis.

Turning to portfolio activity, we did not purchase any new stocks during the most recent six month period. We have a few new potential ideas that are consistent with our investment philosophy except that they are too richly valued at this time to make it into the portfolio. Over the years that we have been managing your portfolio, we often found companies that were good candidates for our investing style but were too expensive. Yet if we remained patient, oftentimes a few quarters or even years later the stock frequently declined in value to a level at which it made sense to deploy capital. We believe being patient again will likely allow us to grow your capital.

Contrary to the lack of recent purchase activity, we were actively trimming back a number of positions that appreciated to levels that we believe represent fair valuations or slight premiums to fair valuation. The reduction to existing positions occurred across various sectors including energy, technology, and retail. For instance, we recently reduced Cimarex Energy (XEC) at an average price of roughly $59. XEC is a relatively new security for the portfolio that was initially purchased in late 2008 and early 2009 at an average price of approximately $19.50. Thus, the stock has tripled in value during our holding period, and it is now discounting much of the upside we expected. The company has valuable oil and gas assets in the Permian Basin, the Texas Gulf Coast, and a new area called the Cana-Woodford shale in western Oklahoma. In our opinion, XEC may earn over $5 per share this year and more than $6 in 2011. Nonetheless, we believe it wise to reduce our position in XEC, with oil prices now trading above $85 a barrel.

One retail stock we reduced in the period is Signet Jewelers (SIG). SIG operates the Kay Jewelers stores in the U.S. and is among the largest jewelry operators in the country. We reduced our position in SIG as the stock approached the high $20s. SIG is another stock that has tripled from the lows of early 2009, when we were adding to our position below the $10 level. SIG is currently trading above $34, which we believe is a fair valuation given its expected future profits and cash flows.

During the period, we eliminated CNX Gas (CXG) because the stock appreciated nearly 29% in the most recent quarter and after the company received a buyout offer from its majority owner, Consol Energy, in March. We were pleased to sell CXG at around the $38 level after paying an average of $15.25 in late 2008.

Besides CNX Gas, another stock that performed well in the most recent period is Foot Locker (FL). FL appreciated 25% over the last six months during the most recent period and closed at $15.04 on March 31. Foot Locker

LETTER TO SHAREHOLDERS

is another company that we initially invested in approximately eight years ago, when the stock was trading around the $10 level. The stock had a nice run into the high $20s and low $30s and we reduced our stake in the company. However, the stock got absolutely shellacked during the recent financial crisis and we added to the position around the $5 level. FL is the dominant athletic footwear retailer in the U.S. and has earning power, in our opinion, of over $1.50 per share. The balance sheet is quite strong, with approximately $2.90 per share of net cash. Should the stock rise above $20 again, we would need to re-assess the long-term fundamentals and determine if it makes sense to continue to hold the stock or start reducing the position.

One stock that underperformed the benchmark in the most recent period was Western Digital (WDC). WDC closed on March 31 at $38.99 and was up +6.5% for the prior 6 months. The fundamentals for WDC remain strong and the company is expected to earn $6 per share or more in their fiscal years 2010 and 2011 ending June 30. The company's tax rate is less than 10%, so the fully adjusted after-tax earnings per share may be approximately $4. Moreover, we believe WDC's balance sheet is strong, with over $8.50 per share of net cash. We trimmed back a portion of WDC, but still have confidence that WDC will continue to execute well and deliver strong earnings and cash flow to shareholders.

FPA Capital Fund continues to have a valuation advantage over the market indices. As of March 31, 2010, the Fund's P/E and P/BV (Price/Book Value) ratios were 12.4x and 1.4x, respectively, versus the Russell 2000's 19.3x and 1.9x and the Russell 2500's 19.8x and 1.9x. Our companies are also in a strong financial position with Total Debt/Total Capital of 22.4%, which compares favorably to 38.2% for the Russell 2000 and 43.0% for the Russell 2500.

Outlook

The stock market has a much rosier outlook than we do at this time, and is discounting a significant recovery in earnings. We think such a recovery is unlikely with banks pulling back on their lending, the consumer still stretched, and the government providing a temporary, but not permanent, boost to demand via its stimulus spending and abnormally low interest rates. The government spending is financed with record budget deficits, which is leading to an explosion in fiscal debt that is clearly not sustainable.

For 2010, the consensus is for the S&P 500 to earn $78. To achieve this estimate, sales will have to grow 6% and the after-tax margin hit 8.1%. The sales growth seems plausible, but the margin appears very optimistic to us, since the highest net margin we've achieved in the last twenty-five years excluding financials was 7.7% in 2007. In fact, the average net margin the last two and a half decades has been 5.3% according to a Morgan Stanley study. Thus, the 8.1% margin in the forecast implies a 50% improvement over the long-term average. We do not think this is very probable, and if it does happen, it is not likely a sustainable long-term margin. If we assume the future will be a little better than the past and use a long-term margin of 6.3% for the S&P 500, we calculate $60 in earning power. If this is correct, the S&P 500 currently trades at 20x its average earning power. Since 1900, the geometric mean P/E ratio for the broader market has been 14x, and the arithmetic mean P/E ratio has been 16x. This means a decline of 20-30% would just put the market in line with its long-term averages.

The discrepancy becomes even larger in 2011, when the consensus estimate for the S&P 500 uses a 9.1% after-tax margin, which is 70% higher than the long-term mean. We bring this to your attention, because it is one of the largest differences we have seen on record between the S&P 500 earnings estimates and what we believe the long-term earning power is. There is nothing wrong with looking through rose-colored glasses; we just don't think it fattens the pocket book. What makes us different is our willingness to use periods of optimism, such as now, to let go of stocks that are at or above their fair values, and keep the proceeds in cash until we find attractive investment opportunities. Most other managers will either keep the stocks that are priced above fair value or deploy the proceeds in marginal ideas, but very rarely will they let cash build when there aren't many attractive investment choices. As a result, the cash level for the industry has historically hit trough levels when the market has peaked. Then, as everyone scrambles to build cash levels when the market is declining, cash levels rise into a falling market, producing attractive investments for those that are willing and able to take advantage of them. The experience in 2008-2009 was no different.

LETTER TO SHAREHOLDERS

The lifeblood in the U.S. economy is credit generation. Thus, we continue to be concerned about bank lending and its impact on sustainable economic growth. In 2009, U.S. banks had their biggest decline in lending since 1942. Bank industry lending was down 7.4% in 2009 according to the FDIC and the Wall Street Journal. In the early 1990s recession, lending was down less than 5%. The FDIC estimates the number of banks at risk for failing are at a 16-year high at 702. More than 5% of all loans are at least three months past due, which is a 26-year record. This recent data does not point toward a pickup in bank lending any time soon.

The consumer is not as well as the stock market would like us to believe. Consumers still have record levels of debt. The amount of household debt went from $7 trillion in 2000 to close to $14 trillion in 2008 or north of 120% of disposable income. This doubling in household debt is severely limiting households' ability to maneuver. Households tried to lower their debt load in 2009 and succeeded in reducing it by 1.7% to $13.5 trillion. They are finding that it is easier to add debt than reduce it, in particular when the value of your major asset, your house, is declining in value. Another predicament is unemployment running at 9.7%, and the unofficial unemployment rate of 16.9%, which adjusts for discouraged and part-time workers. This is a large segment of the population that is likely to have continued difficulties. Coupling this with a wealth hit of one year's worth of income, primarily from home price declines, we believe the consumer is in no shape to support a strong recovery.

As consumers are trying to overcome record levels of debt, high unemployment levels, severe hits to their wealth, they will get hit by the largest tax increase ever in 2011. For consumers, taxes will increase by $636 billion over 10 years: $338 billion as Bush tax cuts expire, $179 billion from eliminating itemized deductions, and $118 billion from a capital gains tax hike. On the corporate side, there is another $353 billion in tax increases over 10 years. The corporate tax increases will impact the employment recovery as businesses slow hiring and cut back to protect the bottom line. The personal tax increases, we believe, will have a more severe impact since they are hitting a consumer already wobbling from high debt, high unemployment levels, and significant wealth hits. These tax increases do not even take into account the recently passed healthcare legislation. For instance, for the first time ever, a 3.8% Medicare tax on investment income, which includes interest income, dividends, capital gains, rents, royalties and annuities, will be applied starting in 2013.

It is the government that has been the driver of the economy since the housing collapse. Few people realize that transfer payments, which are distributions of income in the market system, are now north of 19% of disposable income, according to MacroMavens. This explains how the consumer is able to spend 108% of his/her disposable income excluding employment benefits, and not drive debt through the roof. Without these large transfer payments and a continuation of them, consumers would soon find themselves at the mercy of credit. And credit is not as forthcoming now as it was during the home price appreciation boom, when savers used their homes to cash out trillions of dollars. We want to see how the economy stands on its own two legs without large fiscal stimulus help from the government and suppressed interest rates, and how the record large 2011 tax hikes impact the consumer, before we call it a victory

We can't help but be concerned about the government's lack of fiscal discipline. Our fixed income team has calculated that over the next two fiscal years, U.S. government debt could be between $14.4 and $15.1 trillion. Assuming 5% nominal growth in the economy, this produces a debt to GDP of 92% to 96%. Several rating agencies have said that once debt to GDP goes north of 80%, the credit rating may come under review.

The most recent Congressional Budget Office (CBO) report outlined government spending as a percentage of GDP over the next ten years. What we found fascinating was how three entitlement programs, Social Security, Medicare plus Federal Medicaid, and net interest to lenders, are set to swallow an ever-increasing portion of GDP. These three items accounted for 11.2% of GDP in 2009, and in ten years, they are set to increase by nearly fifty percent to 16.2% of GDP. The biggest increase is coming from net interest to lenders as deficit after deficit adds up. The CBO estimates that deficits will average about $625 billion annually from 2011 through 2020. To put this in perspective, that is $2,100/year in debt for every person in the U.S., including children. Over ten years, this becomes $21,000 for every person, and that does not include the interest expense tied to this debt, which is significant.

LETTER TO SHAREHOLDERS

Because of our reservations about the difficult choices facing the U.S. consumer, in particular when the largest tax hikes on record hit in 2011, along with continued large fiscal deficits run by the U.S. government and the resulting debt and net interest expense that it leads to, we have focused our investments in companies that have real assets with significant value, such as our energy companies, and companies with large export components. We are focused on sticking to our knitting, which is to buy leadership companies with a history of profitability, strong balance sheets and good management teams, when they are available at deep value prices. When we are not able to find such investments, cash will generally grow as a result of trimming stocks that are at or above fair value. We believe volatility has returned, both on the downside and upside, and think the current environment will likely present attractive investment opportunities over time, allowing us to deploy capital intelligently according to our criteria.

Finally, we would like to bring to your attention that Lawrence J. Sheehan retired from the Board in February of this year after 24 years of service to the Fund. Larry began his service to the Fund as legal counsel starting in 1986, and was first elected as a Director in 1993. His wise counsel and thoughtful guidance will be missed.

With those remarks, we want to thank you for your continued support and trust.

Respectfully submitted,

Dennis M. Bryan
Co-Chief Executive Officer and Portfolio Manager

Rikard B. Ekstrand
Co-Chief Executive Officer and Portfolio Manager

April 20, 2010

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500, Russell 2000, S&P 500 and Lipper Mid-Cap Value Fund Average from April 1, 2000 to March 31, 2010

Past performance is not indicative of future performance. The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small to mid capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $23,077 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $24,356. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com.

PORTFOLIO SUMMARY

March 31, 2010
(Unaudited)

Common Stocks		71.4%
Oil Field Services	26.2%
Technology	14.7%
Oil And Gas Exploration	12.0%
Retailing	9.9%
Industrial Products	4.1%
Financial	2.9%
Basic Materials	1.6%
Short-Term U.S. Government Securities		26.5%
Short-Term Investments		8.7%
Other Assets and Liabilities, Net		(6.6)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2010
(Unaudited)

	Shares
NET SALES
Common Stocks
Arrow Electronics, Inc.	115,100	shs
Avnet, Inc.	459,900	shs
CNX Gas Corporation (1)	166,200	shs
Cabot Oil & Gas Corporation	10,000	shs
Charming Shoppes, Inc.	846,900	shs
Cimarex Energy Co.	95,800	shs
Newfield Exploration Company	286,900	shs
Patterson - UTI Energy, Inc.	1,555,100	shs
Reliance Steel & Aluminum Co.	172,200	shs
Rosetta Resources, Inc.	1,163,181	shs
St. Mary Land & Exploration Company	122,700	shs
Western Digital Corporation	36,000	shs
Signet Jewelers Ltd	720,251	shs

(1) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2010

COMMON STOCKS	Shares	Value
OIL FIELD SERVICES — 26.2%
Atwood Oceanics, Inc.*	676,100	$23,413,343
BJ Services Company	2,159,800	46,219,720
Ensco PLC	1,870,600	83,765,468
Patterson-UTI Energy, Inc.	2,035,900	28,441,523
Pride International, Inc.*	1,288,000	38,781,680
Rowan Companies, Inc.*	2,721,000	79,208,310
Seahawk Drilling, Inc.*	85,866	1,618,574
		$301,448,618
TECHNOLOGY — 14.7%
Arrow Electronics, Inc.*	2,186,700	$65,885,271
Avnet, Inc.*	2,535,100	76,053,000
Western Digital Corporation*	683,800	26,661,362
		$168,599,633
OIL AND GAS EXPLORATION — 12.0%
Cabot Oil & Gas Corporation	93,200	$3,429,760
Cimarex Energy Co.	248,600	14,761,868
Newfield Exploration Company*	516,600	26,889,030
Rosetta Resources, Inc.*†	3,368,319	79,323,912
St. Mary Land & Exploration Company	388,400	13,520,204
		$137,924,774
RETAILING — 9.9%
Charming Shoppes, Inc.*†	6,653,100	$36,325,926
Foot Locker, Inc.	2,420,816	36,409,073
Signet Jewelers Ltd*	1,268,500	41,023,290
		$113,758,289
INDUSTRIAL PRODUCTS — 4.1%
Trinity Industries, Inc.	2,340,300	$46,712,388
FINANCIAL — 2.9%
Mercury General Corporation	763,900	$33,397,708
BASIC MATERIALS — 1.6%
Reliance Steel & Aluminum Co.	383,708	$18,889,945
TOTAL COMMON STOCKS — 71.4% (Cost $537,499,599)		$820,731,355

PORTFOLIO OF INVESTMENTS

March 31, 2010

	Principal Amount	Value
SHORT-TERM U.S. GOVERNMENT SECURITIES — 26.5%
Federal National Mortgage Association — 0.42% 12/01/10	$44,313,000	$44,204,433
U.S. Treasury Bill — 0.17% 04/22/10	100,000,000	99,991,310
U.S. Treasury Bill — 0.23027% 09/30/10	80,000,000	79,903,744
U.S. Treasury Bill — 0.23532% 04/01/10	80,000,000	80,000,000
TOTAL SHORT-TERM U.S. GOVERNMENT SECURITIES (Cost $304,082,983)...		$304,099,487
TOTAL INVESTMENT SECURITIES — 97.9% (Cost $841,582,582)		$1,124,830,842
SHORT-TERM INVESTMENTS — 8.7%
Chevron Funding Corporation — 0.12% 04/06/10	$50,000,000	$49,999,167
General Electric Capital Corporation — 0.05% 04/07/10	49,784,000	49,783,585
TOTAL SHORT-TERM INVESTMENTS (Cost $99,782,752)		$99,782,752
TOTAL INVESTMENTS — 106.6% (Cost $941,365,334)		$1,224,613,594
Other assets and liabilities, net — (6.6)%		(75,899,911)
TOTAL NET ASSETS — 100.0%		$1,148,713,683

*  Non-income producing securities.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2010.

Following is a summary of transactions in securities of these affiliates during the year.

	Purchases at Cost	Sales at Cost	Realized Gain (Loss)	Dividend Income
Champion Enterprises, Inc.	—	$33,791,944	$(31,515,866)	—
Charming Shoppes, Inc.	—	$7,716,158	$(2,362,956)	—
Coachmen Industries, Inc.	—	$9,864,719	$(9,542,021)	—
Datapath, Inc.	—	$45,100,455	$(43,377,020)	—
Rosetta Resources, Inc.	$607,114	$21,506,517	$4,213,902	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010

ASSETS
Investments at value:
Investment securities — at market value (including $115,649,838 in securities of affiliates: identified cost $841,582,582)	$1,124,830,842
Short-term investments — at amortized cost (maturities of 60 days or less)	99,782,752	$1,224,613,594
Cash		277
Receivable for:
Investment securities sold	$5,658,635
Capital Stock sold	281,916	5,940,551
		$1,230,554,422
LIABILITIES
Payable for:
Investment securities purchased	$79,906,978
Capital Stock repurchased	1,064,347
Advisory fees and financial services	735,631
Accrued expenses and other liabilities	133,783	81,840,739
NET ASSETS		$1,148,713,683
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 32,675,145 shares		$326,751
Additional paid-in capital		1,012,148,028
Accumulated net realized loss on investments		(144,841,524)
Accumulated net investment loss		(2,167,832)
Unrealized appreciation of investments		283,248,260
NET ASSETS		$1,148,713,683
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$35.16
Maximum offering price per share (100/94.75 of per share net asset value)		$37.11

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2010

INVESTMENT INCOME
Dividends		$5,672,319
Interest		1,292,770
		$6,965,089
EXPENSES
Advisory fees	$6,889,288
Financial services	1,052,198
Transfer agent fees and expenses	787,918
Reports to shareholders	92,416
Custodian fees and expenses	76,138
Directors' fees and expenses	72,515
Audit and tax fees	44,375
Insurance	35,122
Registration fees	33,993
Legal fees	16,387
Other expenses	25,574	9,125,924
Net investment loss		$(2,160,835)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$657,317,806
Cost of investment securities sold	677,693,661
Net realized loss on investments		$(20,375,855)
Change in unrealized appreciation (depreciation) of investments:
Unrealized depreciation at beginning of year	$(276,638,258)
Unrealized appreciation at end of year	283,248,260
Change in unrealized appreciation (depreciation) of investments		559,886,518
Net realized and unrealized gain on investments		$539,510,663
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$537,349,828

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2010		Year Ended March 31, 2009
CHANGE IN NET ASSETS
Operations:
Net investment income (loss) $	(2,160,835)		$11,959,763
Net realized gain (loss) on investments	(20,375,855)		(49,984,319)
Change in unrealized appreciation (depreciation) of investments	559,886,518		(535,099,584)
Change in net assets resulting from operations		$537,349,828		$(573,124,140)
Distributions to shareholders from: Net investment income	$(1,172,091)		$(17,887,124)
Net realized capital gains	—	(1,172,091)	(74,961,650)	(92,848,774)
Capital Stock transactions: Proceeds from Capital Stock sold	$60,503,359		$99,102,385
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	1,032,939		83,463,904
Cost of Capital Stock repurchased*	(214,770,406)	(153,234,108)	(563,163,284)	(380,596,995)
Total change in net assets		$382,943,629		$(1,046,569,909)
NET ASSETS
Beginning of year		765,770,054		1,812,339,963
End of year		$1,148,713,683		$765,770,054
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		2,029,206		3,363,796
Shares issued to shareholders upon reinvestment of dividends and distributions		39,297		3,752,911
Shares of Capital Stock repurchased		(7,209,295)		(18,493,813)
Change in Capital Stock outstanding		(5,140,792)		(11,377,106)

*  Net of redemption fees of $100,908 and $55,228 for the years ended March 31, 2010 and 2009, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2010	2009	2008	2007	2006
Per share operating performance:
Net asset value at beginning of year	$20.25	$36.84	$44.28	$44.99	$41.31
Income from investment operations:
Net investment income (loss)	$(0.07)	$0.30	$0.62	$0.69	$0.35
Net realized and unrealized gain (loss) on investment securities	15.01	(14.51)	(3.38)	2.34	6.98
Total from investment operations	$14.94	$(14.21)	$(2.76)	$3.03	$7.33
Less distributions:
Dividends from net investment income	$(0.03)	$(0.41)	$(0.67)	$(0.63)	$(0.26)
Distributions from net realized capital gains	—	(1.97)	(4.01)	(3.11)	(3.39)
Total distributions	$(0.03)	$(2.38)	$(4.68)	$(3.74)	$(3.65)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$35.16	$20.25	$36.84	$44.28	$44.99
Total investment return**	73.84%	(39.05)%	(6.45)%	7.37%	18.33%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$1,148,714	$765,770	$1,812,340	$2,223,548	$2,288,597
Ratio of expenses to average net assets	0.86%	0.93%	0.88%	0.86%	0.83%
Ratio of net investment income (loss) to average net assets	(0.20)%	0.92%	1.46%	1.58%	0.83%
Portfolio turnover rate	19%	18%	18%	18%	26%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2010

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

NOTES TO FINANCIAL STATEMENTS

Continued

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had no distributable earnings at March 31, 2010.

The tax status of distributions paid during the fiscal years ended March 31, 2010 and 2009 were as follows:

	2010	2009
Dividends from Ordinary Income	$1,172,091	$17,887,123
Distributions from Long-term Capital Gains	—	$74,961,650

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $509,207,137 for the year ended March 31, 2010. Realized gains or losses are based on the specific identification method.

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2010, for federal income tax purposes was $841,582,582. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2010, for federal income tax purposes was $290,500,965 and $7,252,705, respectively resulting in net unrealized depreciation of $283,248,260. As of and during the year ended March 31, 2010, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2006 or by state tax authorities for years ended on or before March 31, 2005.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2010, the Fund paid aggregate fees of $72,515 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2010, the Fund collected $100,908 in redemption fees, which amounts to less than $0.01 per share.

NOTE 6 — Distributor

For the year ended March 31, 2010, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $11,557 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 7 — Disclosure of Fair Value Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$820,731,355	—	—	$820,731,355
Short-Term U.S. Government Securities	304,099,487	—	—	304,099,487
Short-Term Investments**	—	$99,782,752	—	99,782,752
	$1,124,830,842	$99,782,752	—	$1,224,613,594

*  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

**  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

The following table summarizes the Fund's Level 3 investment securities and related transactions recorded at fair value on a recurring basis during the year ended March 31, 2010:

Beginning value 4/1/2009	$41,000
Net realized and unrealized gains*	1,682,435
Net purchases (sales)	(1,723,435)
Ending value 3/31/2010	$—

*  Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts in the statement of operations.

The information on the above reconciliation represents year to date activity for any investments identified using Level 3 inputs at either the beginning or end of the current fiscal year.

NOTE 8 — Subsequent Events

As of the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

NOTE 9 — New Accounting Pronouncement

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis) and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). The Adviser is currently assessing the impact that the adoption of ASU 2010-06 will have on the Fund's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2010, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 7, 2010

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2010

(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2009	$1,000.00	$1,000.00
Ending Account Value March 31, 2010	$1,121.20	$1,020.61
Expenses Paid During Period*	$4.60	$4.39

*  Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2010 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (74)*	Director & Chairman† Years Served: 12	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (73)*	Director† Years Served: 1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (65)*	Director† Years Served: 10	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (67)*	Director† Years Served: 4	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (69)*	Director† Years Served: <1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	3	California Council on Economic Education

Robert L. Rodriguez – (61)	Director† Portfolio Manager Years Served: 26	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (48)	Co-Chief Executive Officer & Portfolio Manager Years Served: 14	Partner of the Adviser since 2006. Formerly, Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (45)	Co-Chief Executive Officer & Portfolio Manager Years Served: 2	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (65)	Vice President Years Served: 25	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (49)	Treasurer Years Served: 13	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (53)	Chief Compliance Officer Years Served: 15	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (55)	Secretary Years Served: 27	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (43)	Assistant Treasurer Years Served: 4	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2009 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

	2009	2010
(a) Audit Fees	$37,500	$39,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$6,875	$7,150
(d) All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ RIKARD B. EKSTRAND
Rikard B. Ekstrand, Co-Chief Executive Officer
(Principal Executive Officer)

Date:       May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ RIKARD B. EKSTRAND
Rikard B. Ekstrand, Co-Chief Executive Officer
(Principal Executive Officer)

Date:       May 21, 2010

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:       May 21, 2010